Third Quarter 2008
Financial Review
October 22, 2008

Forward-Looking Statements
and Non-GAAP Financial Information

The forward-looking statements, as defined in the applicable federal securities laws, being made today are subject to risks and uncertainties. TSFG’s actual results may differ materially from those set forth in such forward-looking statements.
These statements include, but are not limited to, factors that may affect TSFG’s return goals, loan growth, loan sales, customer funding growth, expense control, income tax rate, expected financial results for acquisitions, noninterest income, adequacy of capital and future capital levels, factors that will affect credit quality and the net interest margin, effectiveness of hedging strategies, risks and effects of changes in interest rates, effects of future economic conditions, and market performance. Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures that exclude the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.

Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses. The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of
GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

3Q08 Highlights

Maintained capital position with a 7.94% tangible
equity ratio

Continued proactive actions to resolve problem loans

Built allowance for credit losses to 1.97%

Improved liquidity position

Announced retirement of Mack Whittle as Chairman,
President & CEO by end of 2008

3Q08 Financial Results

8%

42%

54%

     Effective tax rate

$(0.40)

$(22.6)

(49.3)

84.6

35.3

88.9

28.6

$95.6

3Q08

Exceeded NCOs by $9.2 million;
increased allowance to 1.97%

73.3

63.8

Provision for credit losses

41.3

45.8

Pre-tax, pre-provision
operating income*

$(0.20)

$(0.22)

Per diluted share*

(32.0)

(17.9)

Pre-tax operating loss*

$(14.5)

$(10.3)

Operating loss*

Higher loan collection, FDIC insurance,
and lower loan origination salary
deferrals

80.1

84.7

Operating noninterest
expenses*

Higher customer fee and wealth mgmt
income offset by lower mortgage
banking and OREO losses

28.6

30.3

Operating noninterest
income*

$100.2

2Q08

3Q08 NIM declined 16 bps to 3.08%

$92.7

Net interest income

Comments for 3Q08

1Q08

* Excludes non-operating items.  Net loss totaled $25.0 million for 3Q08, $10.9 million for 2Q08, and $201.3 million for 1Q08.  Net loss per diluted share totaled $(0.43) for 3Q08, $(0.23) for 2Q08, and $(2.78) for 1Q08.  For non-operating items, see slide 15 for non-operating noninterest income and slide 16 for non-operating noninterest expenses.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 3Q08 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

Credit Quality Results

Residential construction and housing-related loans continue to be primary stress

NCOs $75.4 million, or 2.87% of average loans annualized

$28.1 million related to loan sales and loans transferred to held for sale

$17.6 million from the recognition of previously-established specific reserves on impaired loans as charge-offs

Provision of $84.6 million, a $20.8 million increase from 2Q08

Exceeds NCOs by $9.2 million

Built reserve to 1.97% (from 1.85% at 6/30/08)

Coverage of NPLs relatively unchanged at 0.84 times

NPAs increased to 2.83% of loans and foreclosed property

Ratio is 2.62%, excluding NPLs held for sale of $22.6 million

NPLs held for investment increased to $240.1 million, up from $220.2 million at 6/30/08

Loan sales:

$39.4

23.3

$16.1

Sales
Price

$71.7

45.8

$25.9

Legal
Balance

$22.6

22.6

$     --

Nonaccrual
Loans HFS

$28.1

$4.2

     Total

20.6

1.9

Pending sale

$7.5

$2.3

Loans sold

3Q08
NCOs

Pre-Q3
NCOs

$ in millions

Loan and Credit Quality Composition

0.84%

$47.0

2.09%

$  219

$10,476

     Total, 6/30/08

1.16%

$147.4

$75.4

2.30%

$  238

100%

$10,300

Total Loans HFI

4.64%

  11.9

    6.9

5.92%

    36

   6%

      610

Mortgage**

1.69%

    9.1

    3.4

0.10%

      1

   6%

      680

Indirect – sales
finance

0.71%

    3.6

    2.6

0.68%

      5

   8%

      784

Home equity

2.16%

0.94%

9.03%

1.87%

1.05%

0.58%

0.97%

NAL %
of  O/S
Balance

   1.1

  78.1

  12.5

    4.9

    1.7

  $24.5

YTD Net
Charge-
offs

$25.0

    0.0

  44.6

    2.5

    1.9

    0.8

  $12.7

QTD Net
Charge-
offs

1.14%

1.84%

1.76%

0.27%

1.15%

0.79%

0.44%

30-day
past due
%

    22

  20%

   2,084

Completed
income property

     11

   6%

     601

Commercial
development

$10,276

      100

   1,410

   1,207

$ 2,824

Outstanding
Balance

    1%

  14%

  12%

  27%

% of O/S
Balance

     1

Other**

      7

Owner-occupied
CRE

  $28

C&I

  127

Residential
construction

$  222

Nonaccrual
Loans HFI*

     Total, 3/31/08

As of September 30, 2008, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

*    Nonaccrual loans exclude nonaccrual loans held for sale of $22.6 million.

**  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

See page 9 of the Quarterly Financial Data Supplement for Commercial Real Estate loans by product type and by geography.  Commercial Development includes Commercial A&D and Commercial Construction.  Residential
Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

Residential Construction by Geography

2.40%

$20.9

13.18%

$96

47%

$729

     Total FL, 6/30/08

1.33%

$22.3

8.47%

$131

$1,550

     Overall Total, 6/30/08

0.45%

$3.5

$2.5

2.14%

$10

34%

$485

Total SC, 9/30/08

0.29%

$0.8

2.93%

$15

32%

$499

     Total SC, 6/30/08

0.52%

$0.6

6.43%

$21

21%

$322

     Total NC, 6/30/08

1.87%

$70.2

$39.4

15.47%

$96

44%

$619

Total FL, 9/30/08

2.41%

$9.8

12.80%

$103

50%

$806

     Total FL, 3/31/08

1.76%

$78.1

$44.6

9.03%

$127

100%

$1,410

Overall Total,
9/30/08

1.58%

$11.2

8.23%

$134

$1,628

     Overall Total, 3/31/08

3.63%

$4.4

$2.7

6.93%

$21

22%

$306

Total NC,9/30/08

27.18%

12.36%

19.70%

10.63%

NAL %
of  O/S
Balance

 21.7

  3.5

 27.7

$17.3

YTD Net
Charge-
offs

11.2

 1.1

16.2

$10.9

QTD Net
Charge-
offs

0.00%

3.12%

1.12%

2.43%

30-day

past due
%

39

14%

196

FL residential A&D

11

6%

  90

FL residential
construction

65

$268

Outstanding
Balance

5%

19%

% of
Resid.
Constr.

17

FL residential
condo

$  29

FL undeveloped
land

Residential Construction:

Nonaccrual
Loans
HFI*

As of September 30, 2008, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

*  Nonaccrual loans exclude nonaccrual loans held for sale of $20 million.

Commercial Nonaccruals – Net Balance

$195

  127

     11

    22

      7

  $28

9/30/08
Nonaccrual
Loan
Balance

$165

  108

     10

    20

      6

  $21

Net Balance
Less
Specific
Reserve

67%

$30

$53

$248

Total Commercial

67%

76%

76%

67%

56%

Net Balance
as % of
Unpaid
Principal

    2

    4

    26

Completed income
property

     1

     2

     13

Commercial
development

  163

      8

  $38

Unpaid
Principal (1)

  36

      1

  $10

Cumulative
Net Charge-
offs (2)

  19

Residential
construction

      1

Owner-occupied
CRE

  $7

C&I

9/30/08
Specific
Reserve (3)

$ in millions

-

=

-

=

(1)  Outstanding balance at default

(2)  Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

(3)  Additional specific reserves are established as necessary based on estimated holding period and current market and economic conditions;
recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit loans.

Home Equity Lines/Loans

SC, $343

  43.6%

FL, $276

35.3%

NC, $131

  16.7%

As of September 30, 2008, $ in millions

Originated by TSFG sales force
in-market; no broker loans

Strong FICO scores

Conservative LTV position and
usage amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $34

  4.4%

Summary Statistics

  NA

  NA

55%

WAvg Util %

70%

55%

45%

730

730

$784

Total

67%

71%

Orig WAvg
LTV %

20%

67%

2ndLien %

80%

33%

1stLien %

693

740

Jul 08 FICO

699

737

Orig FICO

$190

$594

Balance $

Loans

Lines

2008, $87

  11.1%

2007, $152

  19.3%

2006, $129

  16.5%

2004 or before

$296

  37.7%

2005, $120

15.4%

By Vintage

Total Home Equity Portfolio, $784

By Geography

Mortgage Banking Portfolio

Remains a small portion of
entire portfolio

$610 million

6% of total loans HFI

NAL increase of $7.7
million from Q2 to Q3

Increases from higher risk
portions of the portfolio
(Lot Loans and
Construction Perm)

Balances continue to
decline in both Lot Loans
and Construction Perm
products

As of September 30, 2008, $ in millions

Construction Perm:

$113.8

$113.3

$95.7

$78.8

Balance

0.38%

2.91%

5.86%

1.70%

30-89 DPD

0.00%

0.00%

0.00%

0.00%

90+ DPD

2.62%

4.11%

9.85%

15.98%

NAL %

$3.0

$4.7

$9.4

$12.6

NAL $

Lot Loans:

$311.4

$291.4

$266.2

$249.1

Balance

2.92%

5.34%

2.09%

3.84%

30-89 DPD

0.78%

1.03%

2.00%

2.34%

90+ DPD

1.92%

2.89%

4.07%

6.12%

NAL %

$6.0

$8.4

$10.8

$15.2

NAL $

SIVA* Alt-A:

$3.9

1.56%

1.87%

6.22%

$251.8

1Q08

$2.7

1.06%

1.17%

7.52%

$254.9

4Q07

$8.1

$8.3

NAL $

3.04%

2.94%

NAL %

0.69%

2.21%

90+ DPD

0.90%

1.89%

30-89 DPD

$267.9

$282.3

Balance

2Q08

3Q08

Mortgage Portfolio = Mortgage, Consumer Lot Loans, and Construction Perm products (excludes HE Loan)

* SIVA = Stated Income Verified Assets

Capital Position

$9.42

$9.63

Tangible book value
(assuming preferred stock
conversion)

8.61%

11.43%

9.71%

9.81%

12.54%

11.05%

7.94%

6/30/08
Actual

Capital in Excess of Well
Capitalized Minimum

$726

$277

$682

$965

$472

$920

$394

Pre-tax $
assuming 35%
tax rate **

5%

10%

6%

5%

10%

6%

TSFG target
6-6.5%

Well
Capitalized
Minimum

8.54%

11.55%

9.82%

9.70%

12.64%

11.14%

7.94%

9/30/08
Actual*

$180

Total risk-based

$472

Leverage

CAROLINA FIRST BANK

$443

Tier 1 risk-based

$307

Total risk-based

$627

Leverage

$598

Tier 1 risk-based

$256

Tangible equity to tangible
assets

THE SOUTH FINANCIAL
GROUP

After-tax
$

$ in millions

*   Estimated

** For illustrative purposes only

Net Interest Income and Margin

0.02

       0.5

Full-quarter impact of preferred stock offering

  --

       0.8

One additional day in quarter

(0.03)

       (1.1)

Increase in nonaccrual interest reversals

(0.10)

       (3.2)

Change in funding mix

(0.05)

       (1.6)

Other, net

   3.08%

  $ 96.9

THIRD QUARTER 2008

Estimated impact from:

  $101.5

Net

Interest
Income (FTE)

   3.24%

SECOND QUARTER 2008

Net

Interest
Margin

$ in millions

4Q08 HEADWIND:  Expect pressure from levels and/or pricing of customer funding, maturing interest rate swaps, short-term movements in 3-month LIBOR, and recent cuts in the Federal Funds target rate.

Customer Funding

25.3%

372

1,468

1,840

Time deposits < $100,000

(16.5)%

(357)

2,163

1,806

Money market

(0.8)%

(61)

7,496

7,435

     Customer deposits

2.8%

15

537

552

Customer sweep accounts

Customer deposits:

(0.6)%

3.0%

(0.7)%

(3.2)%

(7.6)%

LQ %
Change

(36)

1,127

1,091

Interest-bearing

           (1)

151

150

Savings accounts

45

1,480

1,525

Time deposits $100,000 or
more

$(46)

$8,033

$7,987

Total customer funding

         $    (84)

$ Change

$1,107

6/30/08
Balance

$1,023

9/30/08

Balance

Noninterest-bearing

$ in millions

Customer funding reflects total deposits excluding brokered deposits plus customer sweeps.

Wholesale Borrowings

29%

2%

19%

2%

--

2%

3%

1%

Actual

% of Total Assets

By Maturity

$4,713

40%

$3,984

$1,771

$959

$767

$487

Total wholesale
borrowings

--

25%

  2,574

998

   954

   622

      --

Brokered CDs

--

20%

    19

--

      5

   14

      --

Commercial paper

633

20%

    298

298

     --

   --

      --

FHLB advances

275

200

--

$  --

> 1 year

20%

20%

20%

  20%

Policy
limit

    275

    226

    480

  $112

Total

--

453

3,627

$  --

Unused
capacity

    --

  26

   --

Repurchase
agreements

        --

   375

$ 112

Over-
night

    --

  105

  $  --

2 days

to 3
mos.

    --

Other*

     --

Fed Reserve and
T,T&L

  $  --

Fed funds
purchased

4 to 12
mos.

As of September 30, 2008, $ in millions

* No parent company ($207 million) or bank ($68 million) exposure to capital markets rollover risk for trust preferred securities and related obligations until 2033 for parent company and 2012 for bank-level

Noninterest Income

$ Change

$(4.3)

   --

   (2.6)

    (1.7)

    (0.1)

    (0.8)

     (0.4)

     --

     (1.0)

      0.1

      0.1

   $ 0.4

3Q08 vs.
2Q08

      (0.1)

      0.9

      0.8

    0.9

Merchant processing income, net

    0.2

     (0.2)

     --

   (0.8)

Gain/(loss) on real estate

$27.9

--

   (0.7)

  28.6

   2.9

   (0.2)

    2.9

    0.9

    7.2

$14.8

3Q08

Non-operating items:

     0.2

     --

     0.2

Gain/(loss) on certain derivative
activities

     (0.3)

      3.2

      2.9

Bank-owned life insurance

   (1.9)

    1.9

   --

Gain, Visa IPO share redemption

$ 1.3

$30.9

$32.2

   Total noninterest income

      0.1

      7.0

      7.1

Wealth management income*

     0.4

      1.5

      1.9

Mortgage banking income

    0.4

     2.6

      3.0

Other

   1.7

   28.6

    30.3

   Operating noninterest income

   1.5

    0.4

     1.9

Gain/(loss) on securities

   $ 0.8

2Q08 vs.
1Q08

  $13.6

1Q08

  $14.4

2Q08

Customer fee income*

$ in millions

*Together, over 70% of operating noninterest income

Noninterest Expenses

0.4

0.8

8.6

9.0

9.8

Occupancy

(0.2)

0.9

(3.0)

(3.2)

(2.3)

     FAS 91 Salary Deferral (included in Salaries)

$ Change

$93.4

--

--

    (0.1)

4.6

    88.9

    20.5

4.6

3.0

4.1

  $46.9

3Q08

Non-operating items:

    0.1

    1.0

3.5

3.6

Professional fees

    1.6

   (0.7)

(0.9)

0.7

Other*

$(180.6)

$5.8

$268.2

$87.6

   Total noninterest expenses

(188.4)

    (0.6)

    2.3

    4.6

    1.5

    0.3

    1.2

      $1.1

2Q08 vs.
1Q08

--

  188.4

--

Goodwill impairment

    1.9

1.0

2.2

Loan collection and monitoring

    0.6

2.1

2.4

FDIC insurance

    (1.8)

    20.8

    22.3

Other

    4.2

    80.1

    84.7

   Operating noninterest expenses

    --

0.5

    (0.1)

(Gain) loss on early
extinguishment of debt

    2.3

--

2.3

Employment contracts

      $1.7

3Q08 vs.
2Q08

  $44.1

1Q08

  $45.2

2Q08

Salaries and employee benefits

$ in millions

*   Other includes BankAtlantic conversion costs of $0.7 million for 2Q08 and Visa-related litigation recovery of
$(0.9) million for 1Q08.

Efficiency Improvement Project

Three fundamental objectives:

Increase revenue

Improve our customers’ experience

Manage expenses

Emphasis on improving the customer experience by
improving workflows, policies, and procedures

Specific examples include back office branch
operations, lending process redesign, centralized
procurement function

Outstanding commitment across the organization

Management support at the highest level

Started with 40 business leaders throughout company

Engage employees in on-going idea generation

Timing

Initial launch 4Q08 based on Phase I Analysis

1Q09 complete opportunity sizing

12-18 months to realize benefits

THE SOUTH
FINANCIAL | GROUP

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 10/21/08